UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2024

BLUE OWL CAPITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OBDC	The New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

On January 17, 2024 (the “Amendment Date”), ORCC Financing II LLC (“ORCC Financing II”), a subsidiary of Blue Owl Capital Corporation (the “Company”), entered into Amendment No. 9 (the “Amendment” and the facility as amended, the “Secured Credit Facility”), which amended that certain Credit Agreement, dated as of May 22, 2018 as amended by the amendments dated as of October 10, 2018, dated as of December 20, 2018, dated as of May 30, 2019, dated as of November 22, 2019, dated as of March 17, 2020, dated as of July 8, 2021, dated as of March 25, 2022 and dated as of April 17, 2023, by and among ORCC Financing II, as Borrower, the lenders from time to time parties thereto (the “Lenders”), Natixis, New York Branch, as administrative agent, State Street Bank and Trust Company as collateral agent, collateral administrator and collateral custodian and Cortland Capital Market Services LLC as document custodian. Among other changes, the Amendment amends the Secured Credit Facility to increase the Total Revolving Commitment amount and added an additional lender.

Borrowings of ORCC Financing II are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Item 2.03. Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 9 to Credit Agreement, dated as of January 17, 2024, among ORCC Financing II LLC, as Borrower, the Lenders referred to therein, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Cortland Capital Market Services LLC as Document Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Owl Capital Corporation

January 19, 2024	By:	/s/ Jonathan Lamm
		Name:	Jonathan Lamm
		Title:	Chief Operating Officer and Chief Financial Officer